EXHIBIT 31.2

CERTIFICATION

PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT

I, Gregory Wong, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q/A for the fiscal quarter ended September 30, 2024, of QuinStreet, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Gregory Wong
Gregory Wong
Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: February 7, 2025